U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM 8-K/A


                                        CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported): July 20, 2005

                               5G WIRELESS COMMUNICATIONS, INC.
                     (Exact Name of Company as Specified in Its Charter)

          Nevada                    0-30448                 20-0420885
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)

    4136 Del Rey Avenue, Marina Del Rey, California             90292
      (Address of Principal Executive Offices)                (Zip Code)

    Registrant's telephone number, including area code:  (310) 448-8022



           Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 20, 2005, the Company entered into a Subscription Agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors are purchasing up to $300,000 in convertible notes, with Class A Warrants to purchase one additional share of common stock for each one share issued on the Closing Date (as defined in the subscription agreement) assuming the complete conversion of the notes issued on the Closing
Date.  The exercise price of the warrant is $0.01 per share.   The
Class A Warrants are exercisable until five years after the Closing Date. The $300,000 investment has been received by the Company on July 20, 2005. See Exhibit 4.1.

     Under the convertible note, they are convertible into shares of common stock of the Company at a price per share equal to the lower of (i) $0.01, or (ii) 75% of the average of the five lowest closing bid prices of the common stock as reported by Bloomberg L.P. for the principal market for the ninety trading days preceding a conversion date. The maximum conversion price is $0.01 per share. See Exhibit A1 to Exhibit 4.1.

     As part of this funding arrangement, Jerry Dix and Don Boudewyn, the Company's chief executive officer and executive vice president, respectively, have agreed that from the Closing Date until one year after the Actual Effective Date (as defined in the subscription agreement) they will not sell or otherwise dispose of any shares of common stock or any options, warrants or other rights to purchase shares of common stock or any other security of the Company which they own or have a right to acquire, other than in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company. See Exhibit F to Exhibit 4.1.

     On July 26, 2005, the Company entered into a Modification and Amendment Agreement for the purpose of accelerating the funding of an aggregate of $100,000 of the Second Closing, as defined in the Subscription Agreement. See Exhibit 4.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: July 27, 2005                   By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer


                                  EXHIBIT INDEX

Number                Description

4.1 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated July 20, 2005 (including the following items: Exhibit A1: Form of Note; Exhibit A2: Form of Class A Warrant; Exhibit B: Funds Escrow Agreement; Exhibit D: Transfer Agent Instructions; Exhibit F: Form of Limited Standstill Agreement) (not including the following items: Exhibit C: Form of Legal Opinion; Exhibit E Form of Public Announcement; Schedule 4(a): Subsidiaries; Schedule 4(d): Additional Issuances/Capitalization; Schedule 4(q):
         Undisclosed Liabilities; Schedule 4(u): Disagreements of Accountants and Lawyers; Schedule 8(e) Use of Proceeds; and
         Schedule 8(q): Providers of Limited Standstill Agreements) (incorporated by reference to Exhibit 4 of the Form 8-K filed on July 25, 2005).

4.2      Modification and Amendment Agreement, dated July 26, 2005
         (filed herewith).

                                  EX-4.2
                          SUBSCRIPTION AGREEMENT

                   MODIFICATION AND AMENDMENT AGREEMENT

     This Modification and Amendment Agreement ("Agreement") dated as of July 26, 2005 is entered into by and among 5G Wireless
Communications, Inc., a Nevada corporation (the "Company") and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

     WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement ("Subscription Agreement") dated July 20, 2005 relating to an aggregate investment by Subscribers in $300,000 of principal amount of promissory notes of the Company convertible into shares of the Company's $.001 par value common stock and Warrants in the amounts set forth on Schedule A attached hereto; and

     WHEREAS, on the Initial Closing Date $50,000 of the Purchase
Price was paid to the Company and up to $100,000 of the Purchase
Price was payable within five business days after the Actual Filing Date, which is the Second Closing Date.

     NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscribers hereby agree as follows:

     1. All the capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement and the documents and agreements delivered therewith.

     2. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date. The Subscribers hereby make all of the representations, warranties, covenants, indemnifications and undertakings contained in the Transaction Documents as if such representations were made by the Subscribers as of this date.

     3. Subscribers agree to accelerate a funding of an aggregate of $100,000 of the Second Closing Purchase Price in the amounts set forth on the signature page hereto ("Second Closing Date"). The balance of the Third Closing Purchase Price will be funded on the Third Closing Date pursuant to the Subscription Agreement.

     4. All of the terms and conditions described in Section 1 of the Subscription Agreement in reference to the Second Closing shall apply to the Second Funding Closing, as if such representations and warranties were made and given on all such dates except for the requirement that the Registration Statement be filed as a condition to the Second Closing.

     5.  All other terms and conditions of the Transaction
Documents, including any damages or interest which have accrued shall remain in full force and effect and payable.

     6. Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

                                       5G WIRELESS COMMUNICATIONS, INC.
                                       the "Company"



                                       By: /s/  Jerry Dix
                                       Jerry Dix, CEO



/s/  Wayne Coleson                     /s/  Wayne Coleson
Wayne Coleson, CEO                     Wayne Coleson, CEO
LONGVIEW EQUITY FUND, L.P              LONGVIEW FUND, L.P


/s/  Wayne Coleson
Wayne Coleson, CEO
LONGVIEW INTERNATIONAL EQUITY
FUND, L.P

                                   SCHEDULE A


SUBSCRIBER               INITIAL CLOSING     SECOND CLOSING     THIRD CLOSING
                         PURCHASE PRICE      PURCHASE PRICE     PURCHASE PRICE

LONGVIEW EQUITY FUND, LP   $24,375.00          $48,750.00        $73,125.00
600 Montgomery Street,
44th Floor
San Francisco, CA
94111
Fax: (415) 981-5300

LONGVIEW INTERNATIONAL    $ 8,125.00           $16,250.00        $24,375.00
EQUITY FUND, LP
600 Montgomery Street,
44th Floor
San Francisco, CA
94111
Fax: (415) 981-5300

LONGVIEW FUND, LP         $17,500.00           $35,000.00        $52,500.00
600 Montgomery Street,
44th Floor
San Francisco, CA
94111
Fax: (415) 981-5300

TOTAL                     $50,000.00           $100,000.00       $150,000.00